UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2024
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware	001-42002	36-4215970
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street, Suite 2800
Chicago, Illinois		60661
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	The Nasdaq Global Select Market
4.125% Notes due 2031	LKQ31	The Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As further described below under Item 5.07 of this Current Report on Form 8-K, at the Annual Meeting of Stockholders (the “Annual Meeting”) of LKQ Corporation (the “Company”) held on May 7, 2024, the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”), approved an amendment (the “Amendment”) to the Company’s Restated Certificate of Incorporation to provide for exculpation of certain officers of the Company in limited circumstances as permitted by Section 102(b)(7) of the General Corporation Law of the State of Delaware. The Board previously had approved the Amendment. On May 9, 2024, the Company filed a related Certificate of Amendment with the Secretary of State of the State of Delaware, and the Amendment became effective on that date.

A more complete description of the Amendment is set forth in “Proposal No. 4 - Approval of An Amendment to the Company’s Restated Certificate of Incorporation to Provide for Officer Exculpation” in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 22, 2024. Each of that description and the foregoing summary of the Amendment set forth under this Item 5.03 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Company was held on May 7, 2024. The final results on each of the matters submitted to a vote of the security holders were as follows:
1.The election of 9 directors to terms ending in 2025. The nominees for directors were elected based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Patrick Berard	232,302,530	6,317,801	96,126	8,324,876
Meg A. Divitto	236,432,065	2,190,202	94,190	8,324,876
Justin L. Jude	236,590,866	2,027,096	98,495	8,324,876
Blythe J. McGarvie	226,045,650	12,509,931	160,876	8,324,876
John W. Mendel	235,373,471	3,078,308	264,678	8,324,876
Jody G. Miller	225,428,955	13,192,543	94,959	8,324,876
Guhan Subramanian	227,517,188	11,098,898	100,371	8,324,876
Xavier Urbain	236,303,762	2,316,506	96,189	8,324,876
Dominick Zarcone	235,652,197	2,964,978	99,282	8,324,876
2.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2024. The appointment of Deloitte & Touche LLP was ratified pursuant to the following votes:

Votes For:	223,097,846
Votes Against:	23,850,364
Abstentions:	93,123
3.An advisory vote on the compensation of our named executive officers. The compensation of our named executive officers was approved pursuant to the following votes:

Votes For:	229,167,825
Votes Against:	9,416,967
Abstentions:	131,665
Broker Non-Votes:	8,324,876

4.The approval of an amendment to our restated certificate of incorporation to provide for officer exculpation. The amendment to our restated certificate of incorporation was approved pursuant to the following votes:

Votes For:	209,138,907
Votes Against:	29,472,468
Abstentions:	105,082
Broker Non-Votes:	8,324,876

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Certificate of Amendment to Restated Certificate of Incorporation of LKQ Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 10, 2024

LKQ CORPORATION

By:	/s/ Matthew J. McKay
Matthew J. McKay
Senior Vice President, General Counsel and Corporate Secretary